UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2021

CORPORATE OFFICE PROPERTIES TRUST

CORPORATE OFFICE PROPERTIES, L.P.

(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300

Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company (Corporate Office Properties Trust) ☐

Emerging Growth Company (Corporate Office Properties, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Corporate Office Properties Trust ☐

Corporate Office Properties, L.P. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 11, 2021, Corporate Office Properties, L.P. (“COPLP”), the operating partnership of Corporate Office Properties Trust (“COPT” and, collectively with its subsidiaries, including COPLP, the “Company”), consummated the offering of $600.0 million aggregate principal amount of its 2.750% Senior Notes due 2031 (the “Notes”).  The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (File No. 333-230764) filed by COPT and COPLP with the Securities and Exchange Commission on April 8, 2019 (the “Registration Statement”).

The terms of the Notes are governed by a senior indenture, dated as of April 8, 2019, by and among COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a second supplemental indenture thereto, dated as of March 11, 2021 (the “Second Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

A copy of the Base Indenture was previously filed as Exhibit 4.1 to the Registration Statement and is incorporated by reference herein. The Second Supplemental Indenture is filed as Exhibit 4.2 hereto.

Item 7.01.	Regulation FD Disclosure.

Results of Tender Offer for 3.600% Notes due 2023

On March 11, 2021, COPT issued a press release announcing the expiration of the previously announced cash tender offer (the “2023 Notes Tender Offer”) for any and all of COPLP’s outstanding 3.600% Senior Notes due 2023, fully and unconditionally guaranteed by COPT (the “2023 Notes”) at 5:00 p.m., New York City time, on March 9, 2021 (the “2023 Notes Tender Offer Expiration Time”). As of the 2023 Notes Tender Offer Expiration Time, $184,424,000, or 52.69%, of the $350,000,000 aggregate principal amount of the 2023 Notes outstanding prior to the 2023 Notes Tender Offer had been validly tendered and not withdrawn in the 2023 Notes Tender Offer, excluding 2023 Notes tendered pursuant to a 2023 Notes Notice of Guaranteed Delivery (as defined below) in the 2023 Notes Tender Offer at or prior to the 2023 Notes Tender Offer Expiration Time.

COPT accepted for purchase all of the 2023 Notes validly tendered and delivered (and not validly withdrawn) in the 2023 Notes Tender Offer at or prior to the 2023 Notes Tender Offer Expiration Time. Payment for the 2023 Notes purchased pursuant to the 2023 Notes Tender Offer is being made on March 11, 2021 (the “2023 Notes Tender Offer Settlement Date”), and payment for 2023 Notes tendered by a 2023 Notes Notice of Guaranteed Delivery is anticipated to be made on March 12, 2021 (the “2023 Notes Guaranteed Delivery Settlement Date”).

Any 2023 Notes tendered by a 2023 Notes Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the 2023 Notes Tender Offer Expiration Time, but payment of accrued interest, if any, on such 2023 Notes will only be made to, but not including, the 2023 Notes Tender Offer Settlement Date.

The consideration being paid under the 2023 Notes Tender Offer is $1,066.81 per $1,000 principal amount of 2023 Notes, plus accrued and unpaid interest, if any, up to, but not including, the 2023 Notes Tender Offer Settlement Date. The 2023 Notes Tender Offer is being funded from a portion of the net proceeds from the previously announced issuance and sale by COPLP of the Notes.

The 2023 Notes Tender Offer was made pursuant to the 2023 Notes Offer to Purchase (the “2023 Notes Offer to Purchase”) and the related 2023 Notes Notice of Guaranteed Delivery attached to the 2023 Notes Offer to Purchase (the “2023 Notes Notice of Guaranteed Delivery”), each dated March 3, 2021. Wells Fargo Securities, LLC acted as dealer manager for the 2023 Notes Tender Offer.

Redemption of 3.600% Notes due 2023

On March 11, 2021, COPT announced that it has elected to redeem all of the 2023 Notes that remain outstanding following the 2023 Notes Tender Offer. In accordance with the redemption provisions of the 2023 Notes and the Indenture, dated as of May 6, 2013 (the “2013 Indenture”), by and between COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee, the 2023 Notes will be redeemed at a price equal to the principal amount plus an applicable premium calculated pursuant to the terms of the 2013 Indenture, together with accrued and unpaid interest, if any, up to, but not including, the redemption date, which has been set for April 12, 2021.

Results of Tender Offer for 5.250% Notes due 2024

On March 11, 2021, COPT issued a press release announcing the expiration of the previously announced cash tender offer (the “2024 Notes Tender Offer” and together with the 2023 Notes Tender Offer, the “Tender Offers”) for any and all of COPLP’s outstanding 5.250% Senior Notes due 2024, fully and unconditionally guaranteed by COPT (the “2024 Notes”) at 5:00 p.m., New York City time, on March 10, 2021 (the “2024 Notes Tender Offer Expiration Time”). As of the 2024 Notes Tender Offer Expiration Time, $145,415,000, or 58.17%, of the $250,000,000 aggregate principal amount of the 2024 Notes outstanding prior to the 2024 Notes Tender Offer had been validly tendered and not withdrawn in the 2024 Notes Tender Offer, excluding 2024 Notes tendered pursuant to a 2024 Notes Notice of Guaranteed Delivery (as defined below) in the 2024 Notes Tender Offer at or prior to the 2024 Notes Tender Offer Expiration Time.

COPT accepted for purchase all of the 2024 Notes validly tendered and delivered (and not validly withdrawn) in the 2024 Notes Tender Offer at or prior to the 2024 Notes Tender Offer Expiration Time. Payment for the 2024 Notes purchased pursuant to the 2024 Notes Tender Offer is being made on March 11, 2021 (the “2024 Notes Tender Offer Settlement Date”), and payment for 2024 Notes tendered by a 2024 Notes Notice of Guaranteed Delivery is anticipated to be made on March 15, 2021 (the “2024 Notes Guaranteed Delivery Settlement Date”).

Any 2024 Notes tendered by a 2024 Notes Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the 2024 Notes Tender Offer Expiration Time, but payment of accrued interest, if any, on such 2024 Notes will only be made to, but not including, the 2024 Notes Tender Offer Settlement Date.

The consideration being paid under the 2024 Notes Tender Offer is $1,131.31 per $1,000 principal amount of 2024 Notes, plus accrued and unpaid interest, if any, up to, but not including, the 2024 Notes Tender Offer Settlement Date. The 2024 Notes Tender Offer is being funded from a portion of the net proceeds from the previously announced issuance and sale by COPLP of the Notes.

The 2024 Notes Tender Offer was made pursuant to the 2024 Notes Offer to Purchase (the “2024 Notes Offer to Purchase”) and the related 2024 Notes Notice of Guaranteed Delivery attached to the 2024 Notes Offer to Purchase (the “2024 Notes Notice of Guaranteed Delivery”), each dated March 3, 2021. Wells Fargo Securities, LLC acted as dealer manager for the 2024 Notes Tender Offer.

Redemption of 5.25% Notes due 2024

On March 11, 2021, COPT announced that it has elected to redeem all of the 2024 Notes that remain outstanding following the 2024 Notes Tender Offer. In accordance with the redemption provisions of the 2024 Notes and the Indenture, dated as of September 16, 2013 (the “2013 Base Indenture”), by and between COPLP, as issuer, COPT, as guarantor, and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of September 16, 2013 (the “2013 First Supplemental Indenture” and, together with the 2013 Base Indenture, the “Indenture for 2024 Notes”), the 2024 Notes will be redeemed at a price equal to the principal amount plus an applicable premium calculated pursuant to the terms of the Indenture for 2024 Notes, together with accrued and unpaid interest, if any, up to, but not including, the redemption date, which has been set for April 12, 2021.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the 2023 Notes or 2024 Notes nor is it a solicitation for acceptance of the 2023 NotesTender Offer or the 2024 Notes Tender Offer. A copy of the press release announcing the expiration of the Tender Offers and the redemptions referenced above is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Guidance Update

The Company is modifying its previously announced guidance to reflect the expected effect of early extinguishment losses resulting from the purchases and redemptions of the 2023 Notes and 2024 Notes described above.

The Company previously announced guidance for:

•	Diluted Earnings (loss) per share (“EPS”) of between $0.19 and $0.21 for the three months ending March 31, 2021 and between $0.76 and $0.82 for the year ending December 31, 2021;

•	Diluted FFO per share (“FFOPS”) of between $0.54 and $0.56 for the three months ending March 31, 2021 and between $2.16 and $2.22 for the year ending December 31, 2021; and

•	FFOPS, as adjusted for comparability, of between $0.54 and $0.56 for the three months ending March 31, 2021 and between $2.16 and $2.22 for the year ending December 31, 2021.

The Company has modified its guidance as follows:

•	Diluted EPS is modified to between ($0.09) and ($0.07) for the three months ending March 31, 2021 and between $0.25 and $0.31 for the year ending December 31, 2021;

•	FFOPS is modified to between $0.26 and $0.28 for the three months ending March 31, 2021 and between $1.65 and $1.71 for the year ending December 31, 2021; and

•	the Company is affirming its previously announced guidance for FFOPS, as adjusted for comparability.

Risk Factor - Results reflected in the Company’s earnings guidance may not be achieved.

The modified guidance disclosed in this Current Report on Form 8-K is based upon a number of estimates and assumptions. While the Company believes that these estimates and assumptions are sufficiently specific and are reasonable, they are nevertheless subject to business, economic and competitive uncertainties. As a result, the Company’s actual results could differ from the estimates. Important factors that may affect these estimates and assumptions are set forth in the Company’s periodic filings under the Exchange Act.

A reconciliation of projected diluted EPS to projected FFOPS and projected FFOPS, as adjusted for comparability for the three months ending March 31, 2021 and the year ending December 31, 2021 is provided, as follows:

	Quarter ending		Year ending
	March 31, 2021		December 31, 2021
	Low	High	Low	High
EPS	$(0.09)	$(0.07)	$0.25	$0.31
Real estate-related depreciation and amortization	0.35	0.35	1.40	1.40
FFOPS, Nareit definition	0.26	0.28	1.65	1.71
Loss on early extinguishment of debt	0.28	0.28	0.51	0.51
FFOPS, as adjusted for comparability	$0.54	$0.56	$2.16	$2.22

The Company uses the non-GAAP financial measures described below in earnings press releases and information furnished to the Securities and Exchange Commission. The Company believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”). Since these measures exclude certain items includable in their respective most comparable GAAP measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP and non-GAAP measures. These measures are not necessarily indications of the Company’s cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.

Funds from operations (“FFO” or “FFO per Nareit”)

Defined as net income computed using GAAP, excluding gains on sales and impairment losses of real estate and investments in unconsolidated real estate JVs (net of associated income tax) and real estate-related depreciation and amortization. FFO also includes adjustments to net income for the effects of the items noted above pertaining to unconsolidated real estate joint ventures (“UJVs”) that were allocable to the Company’s ownership interest in the UJVs. The Company believes that it uses the National Association of Real Estate Investment Trust’s (“Nareit”) definition of FFO, although others may interpret the definition differently and, accordingly, the Company’s presentation of FFO may differ from those of other REITs. The Company believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains on sales and impairment losses of real estate (net of associated income tax) and real estate-related depreciation and amortization, FFO can help one compare its operating performance between periods. The Company believes that net income is the most directly comparable GAAP measure to this non-GAAP measure.

Basic FFO available to common share and common unit holders (“Basic FFO”)

This measure is FFO adjusted to subtract (1) preferred share dividends, (2) income attributable to noncontrolling interests through ownership of preferred units in Corporate Office Properties, L.P. (the “Operating Partnership”) or interests in other consolidated entities not owned by the Company, (3) depreciation and amortization allocable to noncontrolling interests in other consolidated entities, (4) Basic FFO allocable to share- based compensation awards and (5) issuance costs associated with redeemed preferred shares. With these adjustments, Basic FFO represents FFO available to common shareholders and holders of common units in the Operating Partnership (“common units”). Common units are substantially similar to the Company’s common shares of beneficial interest (“common shares”) and are exchangeable into common shares, subject to certain conditions. The Company believes that Basic FFO is useful to investors due to the close correlation of common units to common shares. The Company believes that net income is the most directly comparable GAAP measure to this non-GAAP measure.

Diluted FFO available to common share and common unit holders (“Diluted FFO”)

Diluted FFO is Basic FFO adjusted to add back any changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares. The computation of Diluted FFO assumes the conversion of common units but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period. The Company believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, discussed below. The Company believes that net income is the most directly comparable GAAP measure to this non-GAAP measure.

Diluted FFO available to common share and common unit holders, as adjusted for comparability (“Diluted FFO, as adjusted for comparability”)

Defined as Diluted FFO or FFO adjusted to exclude: operating property acquisition costs; gain or loss on early extinguishment of debt; FFO associated with properties securing non-recourse debt on which the Company has defaulted and which the Company has extinguished, or expects to extinguish, via conveyance of such properties (including property net operating income, interest expense and gains on debt extinguishment); loss on interest rate derivatives; demolition costs on redevelopment and nonrecurring improvements; executive transition costs; accounting charges for original issuance costs associated with redeemed preferred shares; allocations of FFO to holders of noncontrolling interests resulting from capital events; and certain other expenses that the Company believes are not closely correlated with its operating performance. This measure also includes adjustments for the effects of the items noted above pertaining to UJVs allocable to the Company’s ownership interest in the UJVs. The Company believes this to be a useful supplemental measure alongside Diluted FFO as it excludes gains and losses from certain investing and financing activities and certain other items that the Company believes are not closely correlated to (or associated with) its operating performance. The Company believes that net income is the most directly comparable GAAP measure to this non-GAAP measure.

Diluted FFO per share (“FFOPS”)

FFOPS is (1) Diluted FFO divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged. The computation of FFOPS assumes the conversion of common units but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period. The Company believes that FFOPS is useful to investors because it provides investors with a further context for evaluating its FFO results in the same manner that investors use earnings per share (“EPS”) in evaluating net income available to common shareholders. The Company believes that diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.

FFOPS, as adjusted for comparability

Defined as (1) Diluted FFO available to common share and common unit holders, as adjusted for comparability divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged. The computation of this measure assumes the conversion of common units but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase the per share measure in a given period. The Company believes that this measure is useful to investors because it provides a further context for evaluating its FFO results. The Company believes this to be a useful supplemental measure alongside Diluted FFO per share as it excludes gains and losses from certain investing and financing activities and certain other items that it believes are not closely correlated to (or associated with) its operating performance. The Company believes that diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Exhibit Title
4.1	Form of 2.750% Senior Notes due 2031 (included in Exhibit 4.2 below)
4.2	Second Supplemental Indenture, by and among Corporate Office Properties, L.P., as issuer, Corporate Office Properties Trust, as guarantor, and U.S. Bank National Association, as trustee
5.1	Opinion of Saul Ewing LLP regarding the validity of the Guarantee
5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes
8.1	Opinion of Morgan, Lewis & Bockius LLP
23.1	Consent of Saul Ewing LLP (contained in Exhibit 5.1)
23.2	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 5.2)
23.3	Consent of Morgan, Lewis & Bockius LLP (contained in Exhibit 8.1)
99.1	Press Release, dated March 11, 2021, issued by Corporate Office Properties Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust, its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	March 11, 2021	Dated:	March 11, 2021